American Beacon AHL Managed Futures Strategy Fund

Supplement dated February 16, 2021 to the

Summary Prospectus dated April 29, 2020, as previously amended or supplemented

Effective February 1, 2021, Otto van Hemert of AHL Partners LLP (“AHL”) is added as a Portfolio Manager for the American Beacon AHL Managed Futures Strategy Fund (the “Fund”). In addition, Russell Korgaonkar, previously Director of Investment Strategies of AHL, is now Chief Investment Officer of AHL. Accordingly, the following changes are made to the Fund’s Summary Prospectus:

I.	On page 8 of the Summary Prospectus, the table following the “Portfolio Managers” heading is deleted and replaced with the following:

AHL Partners LLP	Russell Korgaonkar Chief Investment Officer Since Fund Inception (2014)	Matthew Sargaison Portfolio Manager Since 2018
Otto van Hemert Director of Core Strategies Since 2021

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